Summary Prospectus Supplement	August 30, 2021

Putnam Ultra Short Duration Income Fund
Summary Prospectus dated November 30, 2020

Effective August 31, 2021, the section Your fund’s management is replaced in its entirety with the following:

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Joanne Driscoll, Head of Short Term Liquid Markets, portfolio manager of the fund since 2011

Andrew Benson, Portfolio Manager, portfolio manager of the fund since 2021

Michael Lima, Portfolio Manager, Analyst, portfolio manager of the fund since 2019

Michael Salm, Chief Investment Officer, Fixed Income, portfolio manager of the fund since 2011

Sub-advisors

Putnam Investments Limited*

* Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets of the fund.

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